Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities	COMMITMENTS AND CONTINGENT LIABILITIES
In the normal course of business, we enter into financial instruments with off-balance sheet risk to meet the financing needs of customers or to reduce exposure to fluctuations in interest rates. These financial instruments may include commitments to extend credit and standby letters of credit. Financial instruments involve varying degrees of credit and interest-rate risk in excess of amounts reflected in the Consolidated Statements of Financial Condition. Exposure to credit risk in the event of non-performance by the counterparties to the financial instruments for loan commitments to extend credit and standby letters of credit is represented by the contractual amounts of those instruments.
A summary of financial instruments with off-balance sheet risk at December 31 follows:

	2022	2021
	(In thousands)
Financial instruments whose risk is represented by contract amounts
Commitments to extend credit	$811,957	$672,693
Standby letters of credit	8,371	9,208
Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and generally require payment of a fee. Since commitments may expire without being drawn upon, the commitment amounts do not represent future cash requirements. Commitments are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities.
Standby letters of credit are written conditional commitments issued to guarantee the performance of a customer to a third party. The credit risk involved in such transactions is essentially the same as that involved in extending loan facilities and, accordingly, standby letters of credit are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities. The majority of the standby letters of credit are on-demand with no stated maturity date and have variable rates that range from 1.00% to 13.50%.
Economic

Pressures from heightened inflation, rising interest rates, elevated energy prices, supply chain disruptions, concerns over the Russia-Ukraine war, and foreign currency exchange rate fluctuations continue to create significant economic uncertainty. In an effort to combat inflationary pressures, the Federal Reserve Board increased the federal funds rate by a total of 4.25% over 2022, including a 75-basis point increase in November 2022 and a 50-basis point increase in December 2022. The rate was increased by another 25-basis points in February 2023. Many policymakers expect rates to continue to rise into 2023. The ongoing Russia-Ukraine war, its impact on energy prices, and related events are likely to continue to create additional pressure on economic activity. The resulting responses by the U.S. and other countries (including the imposition of economic sanctions and export restrictions), and the potential for wider conflict has increased volatility and uncertainty in global financial markets and could result in significant market disruptions, including in our customers’ industries or sectors.

The extent to which these pressures may impact our business, results of operations, asset valuations, financial condition, and customers will depend on future developments, which continue to be highly uncertain and difficult to predict. Material adverse impacts may include all or a combination of valuation impairments on our intangible assets, securities available for sale, securities held to maturity, loans, capitalized mortgage loan servicing rights or deferred tax assets.

We continue to closely monitor and analyze the higher risk segments within our portfolio, and senior management is cautiously optimistic that we are positioned to continue managing the impact of the varied set of risks and uncertainties currently impacting the global economy. However, a high degree of uncertainty still exists with respect to the impact of the fluid global economic conditions on the future performance of our loan portfolio.
Litigation
We are involved in various litigation matters in the ordinary course of business. At the present time, we do not believe any of these matters will have a significant impact on our consolidated financial position or results of operations. The aggregate amount we have accrued for losses we consider probable as a result of these litigation matters is immaterial. However, because of the inherent uncertainty of outcomes from any litigation matter, we believe it is reasonably possible we may incur losses in addition to the amounts we have accrued. At this time, we estimate the maximum amount of additional losses that are reasonably possible is insignificant. However, because of a number of factors, including the fact that certain of these litigation matters are still in their early stages, this maximum amount may change in the future.
The litigation matters described in the preceding paragraph primarily include claims that have been brought against us for damages, but do not include litigation matters where we seek to collect amounts owed to us by third parties (such as litigation initiated to collect delinquent loans). These excluded, collection-related matters may involve claims or counterclaims by the opposing party or parties, but we have excluded such matters from the disclosure contained in the preceding paragraph in all cases where we believe the possibility of us paying damages to any opposing party is remote.
Visa Stock
We own 12,566 shares of VISA Class B common stock. At the present time, these shares can only be sold to other Class B shareholders. As a result, there has generally been limited transfer activity in private transactions between buyers and sellers. Given the limited activity that we have become aware of and the continuing uncertainty regarding the likelihood, ultimate timing and eventual exchange rate for Class B shares into Class A shares, we continue to carry these shares at zero, representing cost basis less impairment. However, given the current conversion ratio of 1.5991 Class A shares for every 1 Class B share and the closing price of VISA Class A shares on February 21, 2023 of $220.62 per share, our 12,566 Class B shares would have a current “value” of approximately $4.4 million. We continue to monitor Class B trading activity and the status of the resolution of certain litigation matters at VISA that would trigger the conversion of Class B common shares into Class A common shares, which would not have any trading restrictions.